Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the three months ended June 30, 2012, we earned $148.1 million before taxes and provided for income taxes of $39.6 million, resulting in an effective tax rate of 26.7%. For the six months ended June 30, 2012, we earned $277.1 million before taxes and provided for income taxes of $75.1 million resulting in an effective tax rate of 27.1%. The effective tax rate varied from the U.S. federal statutory rate for the three and six months ended June 30, 2012 primarily due to the net impact of foreign operations and a net reduction of our reserve for uncertain tax positions due to the lapse of the statute of limitations in certain jurisdictions.
For the three months ended June 30, 2011, we earned $137.0 million before taxes and provided for income taxes of $38.2 million, resulting in an effective tax rate of 27.9%. For the six months ended June 30, 2011, we earned $267.6 million before taxes and provided for income taxes of $71.9 million, resulting in an effective tax rate of 26.9%. The effective tax rate varied from the U.S. federal statutory rate for the three months ended June 30, 2011 primarily due to the net impact of foreign operations. The effective tax rate varied from the U.S. federal statutory rate for the six months ended June 30, 2011 primarily due to the net impact of foreign operations and the lapse of the statute of limitations in certain jurisdictions.
As of June 30, 2012, the amount of unrecognized tax benefits decreased by $3.2 million from December 31, 2011, due to the net impacts of currency translation adjustments and expiration of statutes. With limited exception, we are no longer subject to U.S. federal, state and local income tax audits for years through 2007 or non-U.S. income tax audits for years through 2004. We are currently under examination for various years in China, Germany, India, Italy, Singapore, the U.S. and Venezuela.
It is reasonably possible that within the next 12 months the effective tax rate will be impacted by the resolution of some or all of the matters audited by various taxing authorities. It is also reasonably possible that we will have the statute of limitations close in various taxing jurisdictions within the next 12 months. As such, we estimate we could record a reduction in our tax expense of between $14.3 million and $26.9 million within the next 12 months.

INCOME TAXES
The provision for income taxes consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands)
Current:
U.S. federal	$42,596	$12,557	$19,544
Non-U.S.	95,677	93,046	125,160
State and local	6,567	1,468	6,566
Total current	144,840	107,071	151,270
Deferred:
U.S. federal	19,086	34,732	3,842
Non-U.S.	(11,918)	(2,830)	1,118
State and local	6,516	2,623	230
Total deferred	13,684	34,525	5,190
Total provision	$158,524	$141,596	$156,460

The expected cash payments for the current income tax expense for 2011, 2010 and 2009 were reduced by $5.7 million, $10.0 million and $0.4 million, respectively, as a result of tax deductions related to the exercise of non-qualified employee stock options and the vesting of restricted stock. The income tax benefit resulting from these stock-based compensation plans has increased capital in excess of par value.
The provision for income taxes differs from the statutory corporate rate due to the following:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in millions)
Statutory federal income tax at 35%	$205.7	$185.6	$204.7
Foreign impact, net	(55.0)	(37.6)	(49.1)
Change in valuation allowances	3.6	(2.3)	(1.1)
State and local income taxes, net	13.1	4.1	6.8
Meals and entertainment	0.8	0.9	0.9
Other	(9.7)	(9.1)	(5.7)
Total	$158.5	$141.6	$156.5
Effective tax rate	27.0%	26.7%	26.8%

The net increase (decrease) in valuation allowances in the rate reconciliation above includes a net increase (reduction) of foreign valuation allowances of $3.5 million, $(2.3) million and $0.9 million in 2011, 2010 and 2009, respectively.
The 2011, 2010 and 2009 effective tax rates differed from the federal statutory rate of 35% primarily due to the net impact of foreign operations, which included the impacts of lower foreign tax rates, and changes in our reserves established for uncertain tax positions.
We assert permanent reinvestment on the majority of invested capital and unremitted foreign earnings in our foreign subsidiaries. However, we do not assert permanent reinvestment on a limited number of foreign subsidiaries where future distributions may occur. The cumulative amount of undistributed earnings considered permanently reinvested is $1.3 billion. Should these permanently reinvested earnings be repatriated in a future period in the form of dividends or otherwise, our provision for income taxes may increase materially in that period. During each of the three years reported in the period ended December 31, 2011, we have not recognized any net deferred tax assets attributable to excess foreign tax credits on unremitted earnings or foreign currency translation adjustments in our foreign subsidiaries with excess financial reporting basis.
For those subsidiaries where permanent reinvestment was not asserted, we had cash and deemed dividend distributions that resulted in the recognition of $9.5 million, $8.2 million and $2.4 million of income tax benefit during the years ended December 31, 2011, 2010 and 2009, respectively. As we have not recorded a benefit for the excess foreign tax credits associated with deemed repatriation of unremitted earnings, these credits are not available to offset the liability associated with these dividends.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the consolidated deferred tax assets and liabilities were:

	December 31,
	2011	2010
	(Amounts in thousands)
Deferred tax assets related to:
Retirement benefits	$36,735	$37,946
Net operating loss carryforwards	32,694	35,826
Compensation accruals	43,418	49,809
Inventories	50,159	46,330
Credit carryforwards	44,861	30,972
Warranty and accrued liabilities	20,451	19,768
Unrealized foreign exchange gain	2,233	—
Restructuring charge	730	1,315
Other	25,095	17,161
Total deferred tax assets	256,376	239,127
Valuation allowances	(17,686)	(14,296)
Net deferred tax assets	238,690	224,831
Deferred tax liabilities related to:
Property, plant and equipment	(33,056)	(25,773)
Goodwill and intangibles	(115,634)	(102,196)
Unrealized foreign exchange loss	—	(237)
Foreign equity investments	(8,044)	(6,635)
Total deferred tax liabilities	(156,734)	(134,841)
Deferred tax assets, net	$81,956	$89,990

We have $157.9 million of U.S. and foreign net operating loss carryforwards at December 31, 2011. Of this total, $37.1 million are state net operating losses. Net operating losses generated in the U.S., if unused, will expire in 2012 through 2026. The majority of our non-U.S. net operating losses carry forward without expiration. Additionally, we have $43.4 million of foreign tax credit carryforwards at December 31, 2011, expiring in 2018 through 2020 for which no valuation allowance reserves have been recorded.
Earnings before income taxes comprised:

	Year Ended December 31,
	2011	2010	2009
	(Amounts in thousands)
U.S.	$247,684	$201,997	$142,783
Non-U.S.	340,071	328,280	442,008
Total	$587,755	$530,277	$584,791

A tabular reconciliation of the total gross amount of unrecognized tax benefits, excluding interest and penalties, is as follows (in millions):

	2011	2010
Balance — January 1	$104.6	$130.2
Gross amount of increases (decreases) in unrecognized tax benefits resulting from tax positions taken:
During a prior year	1.0	(1.2)
During the current period	8.8	7.2
Decreases in unrecognized tax benefits relating to:
Settlements with taxing authorities	(9.8)	(6.2)
Lapse of the applicable statute of limitations	(8.3)	(21.3)
Decreases in unrecognized tax benefits relating to foreign currency translation adjustments	(2.5)	(4.1)
Balance — December 31	$93.8	$104.6

The amount of gross unrecognized tax benefits at December 31, 2011 was $118.8 million, which includes $25.0 million of accrued interest and penalties. Of this amount $75.2 million, if recognized, would favorably impact our effective tax rate. During the years ended December 31, 2011, 2010 and 2009 we recognized net interest and penalty (income) expense of $(1.9) million, $(2.3) million and $4.4 million, respectively, in our consolidated statement of income.
With limited exception, we are no longer subject to U.S. federal, state and local income tax audits for years through 2007 or non-U.S. income tax audits for years through 2004. We are currently under examination for various years in China, Germany, India, Italy, Singapore, the U.S. and Venezuela.
It is reasonably possible that within the next 12 months the effective tax rate will be impacted by the resolution of some or all of the matters audited by various taxing authorities. It is also reasonably possible that we will have the statute of limitations close in various taxing jurisdictions within the next 12 months. As such, we estimate we could record a reduction in our tax expense of between $15.9 million and $25.7 million within the next 12 months.